UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 26, 2026
(Date of earliest event reported)
1-800-FLOWERS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26841	11-3117311
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Jericho Plaza, Suite 200
Jericho, New York 11753
(Address of principal executive offices) (Zip Code)
(516) 237-6000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLWS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 26, 2026, 1-800-Flowers.com, Inc., a Delaware corporation (the “Company”), and certain of its wholly-owned subsidiaries (collectively with the Company, “Sellers”), and PlanetArt, LLC, a Delaware limited liability company (“Purchaser”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which (i) Sellers agreed to sell to Purchaser, and Purchaser agreed to purchase from Sellers, certain assets, and (ii) Purchaser agreed to assume certain liabilities, in each case, related to Sellers' Personalization Mall, Things Remembered, and Personalization Universe businesses (collectively, the "Personalization Businesses"). The aggregate consideration payable by Purchaser for the Personalization Businesses is $45.0 million in cash (subject to certain working capital and other adjustments). Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties, and covenants of Purchaser and Sellers, including provisions requiring Sellers to indemnify Purchaser for certain specified matters. The closing of the transaction is subject to customary closing conditions, including (i) the absence of a Business Material Adverse Effect since the date of the Purchase Agreement, (ii) the accuracy of the representations and warranties and compliance by the parties with their respective obligations under the Purchase Agreement, subject to specified materiality standards, and (iii) the receipt of specified third party consents. The Purchase Agreement contemplates a commercial agreement with respect to the ongoing sale of certain products of the Personalization Businesses to customers of Sellers following the closing of the transaction , and a transition services agreement whereby Sellers and Purchaser would each provide certain post-closing services to each other for a limited time period. The Purchase Agreement also includes certain customary termination rights for Purchaser and Sellers.

The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding its terms, does not purport to be complete, is subject to, and is qualified in its entirety by, the full text, terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about Sellers or Purchaser, or to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Purchase Agreement includes representations, warranties and covenants of Sellers and Purchaser made solely for purposes of the Purchase Agreement and which may be subject to important qualifications and limitations agreed to by Purchaser and Sellers in connection with the negotiated terms of the transaction and the Purchase Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings, or may have been used for purposes of allocating risk among Purchaser and Sellers rather than establishing matters as facts.

Item 7.01 Regulation FD Disclosure.
On September 29, 2026, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Special Note Regarding Forward-Looking Statements:
These forward-looking statements represent the Company’s current expectations or forecasts concerning future events; they do not relate strictly to historical or current facts. Such statements can generally be identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “foresee,” “forecast,” “likely,” “should,” “will,” “target,” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to, statements relating to future actions; the Company’s ability to complete its planned divestiture of the Personalization Businesses, including the timing of any transaction; the Company’s ability to leverage its operating platform and reduce its operating expense ratio; its ability to successfully integrate acquired businesses and assets; its ability to successfully execute its strategic priorities; its ability to cost effectively acquire and retain customers and drive purchase frequency; the outcome of contingencies, including legal proceedings in the normal course of business; its ability to compete against existing and new competitors; its ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; its ability to reduce promotional activities and achieve more efficient marketing programs; and general consumer sentiment and industry and economic conditions that may affect levels of discretionary customer purchases of the Company’s products. The Company cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risk, uncertainties and potentially inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements. The Company undertakes no obligation to publicly update any of the forward-looking statements, whether because of new information, future events or otherwise, made in this release or in any of its SEC filings. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. For a more detailed description of these and other risk factors, refer to the Company’s SEC filings, including the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed or furnished, as required, with this Form 8-K:
2.1 Asset Purchase Agreement dated as of September 26, 2026, by and among PlanetArt, LLC, 1-800-Flowers.com, Inc., 800-Flowers, Inc., PersonalizationMall.com, LLC, Personalization Universe, LLC, and TR Acquisition, LLC.*
99.1 Press Release dated September 29, 2026.
* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800-FLOWERS.COM, INC.

By:	/s/ James Langrock
James Langrock
Senior Vice President, Treasurer and Chief Financial Officer
Date: September 29, 2026